SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


September 30, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



3958 Ince Boulevard
Culver City, California 90232
(Address of principal executive offices and zip code)





(310) 842-9203
(Registrant telephone number)













This Form 8-K consists of 12 pages

Item 5.  Other Events.

On September 15, 1998 Syncronys Softcorp filed its second Monthly Interim Statement and Debtor in Possession Operating Report for the period: August 1, 1998 through August 31, 1998. Reports details listed under Item 7 following this item.

Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 2
Debtor                                        For the period From:  1-Aug-98
Chapter 11 Case No: LA98-38413VZ                               To: 31-Aug-98

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements           $60,213.60     17,100.00      100.00
B. Less: Total Disbursements per all
                   Prior statements        29,276.48     16,237.22           0
C. Beginning Balance (A less B)            30,937.12        862.78      100.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:               113,519.00     62,000.00           0
E. Balance Available (C plus D)           144,456.12     62,862.78      100.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:          131,636.15     62,245.18           0
G. Ending Balance (E less F)              $12,819.97       $617.60     $100.00

H. (1) General Account:
(a) Depository Name and Location:       Bank of America, 9453 Culver Bl.
                                        Culver City, CA 90232
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:       Bank of America, 9453 Culver Bl.
                                        Culver City, CA 90232
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:       Bank of America, 9453 Culver Bl.
                                        Culver City, CA 90232
(c) Account Number: 15817 07937

I. Other monies on hand (specify type and location) (i.e. Cert. Of Deposit) $1,003 - CD, Bank of America 9453 Culver Bl. Culver City, CA 90232

I, Alan Hart, declare under penalty of perjury that the information contained in The above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 9/15/1998								/s/Alan Hart
               									Accountant
									              	Syncronys Softcorp
									              	Debtor in Possession

August 1, 1998 Through August 31, 1998 - Interim Statement

                                                         Bank Accounts
Date     Type    Description                     General    Payroll       Tax

                 Deposits

8/10/98  Deposit Misc. checks                    3,761.41
8/10/98  Deposit On Line Sales 7/16/98 - 7/31/98   616.51
8/10/98  Deposit New Loan                      100,000.00
8/12/98  Transf  Transfer from General
                 Acc to Payroll Acc                        45,000.00
8/13/98  Wire    DepGuild Soft Incoming Wire     8,064.50
8/14/98  Deposit Deposit - Ingram Micro & ABC
                 (Collectio)                     1,076.58
8/26/98  CK1043  Transfer from General Acc
                 to Payroll Acc                            17,000.00

Total Receipts this period                     113,519.00  62,000.00         0
Less transfers from general account               N/A      62,000.00
Total Receipts less transfers                 $113,519.00          0         0


                 Disbursements

8/3/98   ED      Bank Charges                       68.34
8/4/98   CK1012  Rainer Poertner -
                 expense reimbursement             190.20
8/4/98   CK1013  Digilink - internet services      445.53
8/4/98   CK1014  RJ Young Design -
                 marketing consulting            1,875.00
8/7/98   CK1015  David Stephenson -
                 marketing consulting            2,500.00
8/10/98  CK1016  Trader Joe's -
                 misc. office supplies             109.96
8/10/98  CK1017  Rainer Poertner -
                 expense reimbursement             670.46
8/11/98  CK1018  Frontier Communications -
                 phone deposit                   1,800.00
8/12/98  Transf  Transfer from General Acc
                 to Payroll Acc                 45,000.00
8/13/98  ED      Aug 15, 1998 Payroll
                 Direct Deposits                           12,494.68
8/13/98  DR      Aug 15, 1998 Payroll
                 Direct Deposits                           15,824.00
8/13/98  DR      Aug 15, 1998 Payroll Tax
                 and W/H Deposit                            5,552.46
8/14/98  C1050PR Payroll Check - Taylor                     8,408.76
8/17/98  DR      401k for period ending Aug 15, 1998          562.50
8/12/98  CK1019  Void - for Bankruptcy Court
8/12/98  CK1020  Secretary of State -
                 NV - certificate                   15.00



                                                                Page 4 of 12
8/12/98  CK1021  Secretary of State -
                 CA - certificate                    6.00
8/13/98  CK1022  Secretary of State -
                 NV - filing fees                  125.00
8/14/98  CK1023  Walter Doyle - Advance
                 against expenses                1,000.00
8/14/98  CK1024  Walter Doyle - Advance
                 against expenses                2,000.00
8/17/98  CK1025  Peter Rosen - Advance
                 against expenses                2,000.00
8/17/98  C1060PR Daniel Taylor's last paycheck              3,246.48
8/17/98  DR      Payroll Taxes/withholding
                 Taylor Aug. 15, 1998                         100.38
8/17/98  DR      401k for Taylor - last paycheck              207.70
8/17/98  CK1026  Southwestern Bell -
                 phone service deposit             225.00
8/18/98  CK1027  David Stephenson -
                 marketing consulting            2,500.00
8/18/98  CK1028  RJ Young Design -
                 marketing consulting            3,859.78
8/18/98  CK1029  Dori Calderon -
                 expense reimbursement             156.25
8/18/98  CK1030  Walter Doyle - Advance
                 against expenses                1,500.00
8/21/98  CK1031  Walter Doyle - Advance
                 against expenses                1,000.00
8/19/98  CK1032  Walter Doyle - Advance
                 against expenses                6,000.00
8/21/98  CK1033  Postmaster of Schaumburg,
                 IL - postage                      500.00
8/21/98  CK1034  Brandi Flores -
                 expense reimbursement             100.00
8/21/98  CK1035  Frontier Communications -
                 phone bill                         84.91
8/21/98  CK1036  Smart & Final -
                 misc. office supplies             128.12
8/21/98  CK1037  Southern California Water -
                 water bill                         64.93
8/21/98  CK1038  Southwestern Bell -
                 phone bill                        191.75
8/21/98  CK1039  David Stephenson -
                 marketing consulting            2,500.00
8/21/98  CK1040  Blue Cross of California -
                 health insurance                  121.42
8/24/98  CK1041  Rainer Poertner -
                 consulting agreement            6,250.00
8/24/98  CK1042  Daniel Taylor -
                 consulting agreement            6,250.00
8/26/98  CK1044  Void
8/26/98  CK1045  QRS Software Services -
                 inventory purchase                673.50
8/26/98  CK1043  Transfer from General Acc
                 to Payroll Account             17,000.00



                                                                Page 5 of 12
8/27/98  CK1046  Walter Doyle -
                 Advance against expenses        2,500.00
8/28/98  CK1047  Walter Doyle -
                 Advance against expenses          750.00
8/28/98  CK1048  Thomas Brandon -
                 Advance against expenses       15,000.00
8/28/98  CK1049  Walter Doyle -
                 Advance against expenses        1,000.00
8/28/98  DR-PR   Payroll Direct Deposit
                 Aug. 31, 1998                             12,662.08
8/31/98  CK1050  David Stephenson -
                 marketing consulting            2,500.00
8/31/98  CK1051  R.J. Young Design -
                 marketing consultin             1,875.00
8/31/98  CK1052  Ingram Gore -
                 customer service consulting     1,100.00
8/31/98  DR-PR   Payroll taxes/withholding -
                 Aug. 31, 1998                              3,079.14
8/31/98  DR-PR   Paychex Invoice 401K maintenance             107.00


         Total Disbursements this period      $131,636.15 $62,245.18         0
         Less transfers to payroll account     $62,000.00     N/A          N/A
         Total Disbursements less transfers    $69,636.15 $62,245.18        0






                                                        Page 6 of 12



Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 2
Debtor                                        For the period From:  1-Aug-98
Chapter 11 Case No: LA98-38413VZ                               To: 31-Aug-98
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $ 5,194
Less: Sales Returns and Discounts            0
      Net Sales                                   5,194
Less: Cost of Goods Sold:
Beginning Inventory at Cost             26,994
Add: Purchases                             673
Less: Ending Inventory at Cost          26,321
      Cost of Goods Sold                            673
           Gross Profit                                      4,521
           Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                    11,250
Salaries and Wages - Other Employees    30,167
      Total Salaries and Wages                   41,417
      Employee Benefits and Pensions              3,068
Payroll Taxes                            1,918
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                 1,918
Rent and Lease Exp(Real & Personal Property) 0
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                    0
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       192
Depreciation and Amortization              465
Repairs and Maintenance                    181
Advertising                                999
Supplies, Office Expenses, copies, etc.)   859
Bad Debts                                    0
Miscellaneous Operating Expenses:       49,065 (see attached sheet)
      Total Operating Expenses                   98,164
            Net Gain/Loss from Business Operations         (93,643)

B. Not Related to Business Operations:
Income:
      Interest income                                 0
      Other Non-Operating Revenue (Specify)           0
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                       0
Expenses Not Related to Business Operations:
Legal and Professional Fees (Specify)                 0
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                                $(93,643)
                                                                Page 7 of 12

     Syncronys Softcorp August 1998 Misc. Operating Expenses

     Bank Charges                                             68.34
     Consultants - G&A                                    25,000.00
     Copier Lease                                            213.43
     Corporate Fees                                          125.00
     Courier                                                (233.80)
     Dues and Subscriptions                                   21.00
     Postage                                                 500.00
     Telephone                                             3,252.56
     Temporary personnel                                     163.57
     Consultants - M&S                                    19,600.00
     Consultants - Public Relations                          354.52

     Total Misc. Operating Expenses                      $49,064.62

Debtor in Possession Operating Report No: 2  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days     $19,282           $ 2,975
      Overdue     31 - 60 Days        3,002                 0
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                    $22,284           $ 2,975

3. Statement of Status of Payments to Secured Creditors and Lessors:

                               N/A
4. Tax Liability:
      Gross Payroll Expense for Period:                  $41,417
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid      Post Petition
                                                             Taxes Owed
Federal Payroll & Withholding
Taxes                           8/19,8/21/98   $3,576          $ 0
State Payroll & Withholding
Taxes                           8/19/98         2,077            0
State Sales & use Tax             N/A               0            0
Real Property taxes               N/A               0            0

5. Insurance Coverage:     Carrier/ Amount of    Policy    Premium
                             Agent  Coverage	 Exp Date  Paid Thru Date

Worker's Compensation         ABD   $1,000,000   10/20/98    7/15/98
Liability                     ABD   10,000,000   10/20/98   10/20/98
Fire & Extended Coverage      ABD    1,000,000   10/20/98   10/20/98
Property                      ABD      200,000   10/20/98   10/20/98
Theft                         ABD      200,000   10/20/98   10/20/98
Life (Beneficiary):           N/A
Vehicle                       ABD       30,000   10/20/98   10/20/98
Other (Specify):
       D&O Excess             ABD    2,500,000   10/27/98     8/4/98
       D&O                    ABD    2,500,000   10/27/98     8/4/98

Debtor in Possession Operating Report No: 2  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

       N/A

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

   1. On August 11, 1998 the company announced it was able to secure interim financing.
   2. The company announced a new management team.
      See press release (attached) from August 11, 1998

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

       N/A

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 9/15/98
                                                          /s/Alan Hart
                                                          Accountant
                                                          Syncronys Softcorp
                                                          Debtor in Possession

FOR IMMEDIATE RELEASE (document attached to July 1998 interim statements and filed with US Trustee's Office.)
August 11, 1998

Contact:
Walter Doyle, 310/842-9203

SYNCRONYS ANNOUNCES
Interim Financing Package and Management Change

Culver City, Calif., --(BUSINESS WIRE)--August 11, 1998 -- Syncronys Softcorp (OTC BB:SYCR), a leading developer of utility software and exclusive publisher of SFS(tm), SmartFiles System technology, Tuesday announced that it has secured financing to assist the reorganization of the company's emergence from Chapter 11 bankruptcy. The company further announced the resignation of Rainer Poertner, chief executive officer and president, and Daniel Taylor, chairman of the board and executive vice president of marketing and secretary. Both previous officers will remain as consultants to management and the new board of directors during the transition.
The company has appointed three new board members. Management responsibilities will be assumed by Walter D. Doyle and a professional team of associates while the reorganization is underway. Doyle has an extensive background in management of both private and public companies. He has been appointed Syncronys's chairman of the board and chief executive officer.
Doyle stated that he anticipated the transition and reorganization of Syncronys would proceed smoothly given the quality of the company's products and staff. He further stated that he believes the company will emerge with a much stronger business foundation with an exciting and diversified future.
The new management team will focus on:
* The release of the company's current products in final stages of development.
* The acquisition of other leading-edge software products to broaden the company's current product line.
* The acquisition of companies whose business is intricately involved in the Internet and other services related to the company's core products.
* Development of new revenue based upon a mix of software product sales and Internet services.
* New and alternative (i.e. electronic) distribution of its products, which will enhance existing distribution channels.
* Expansion of international product licensing and distribution.
* Commitment to increasing shareholder value with an emphasis on future earnings per share.
The above mix of products, services and philosophy will be instrumental in creating increased cash flows and operational profits.
Additional information will be provided to shareholders on each of the above subjects as they become material in the company's day-to-day operations. General information on Syncronys is also available at www.syncronys.com.
About Syncronys Softcorp
Syncronys Softcorp, with headquarters in Culver City, is the exclusive publisher of the SFS SmartFiles System technology.
Syncronys' current product line, including UpgradeAID 98, BigDisk and Zipper, are available at major retail locations across the United States and Canada such as CompUSA, Computer City and Best Buy, as well as via corporate resellers, direct marketing, and through OEM channels. Syncronys' products are also available through the Syncronys online store at www.syncronys.com.
For more information about Syncronys Softcorp products, distribution outside of the United States and Canada, and for volume discount pricing, call 310/842-
9203, 230.                       ###                            Page 11 of 12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: September 30, 1998                              By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO




                                                                Page 12 of 12